UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2008

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Applied Plaza, Cleveland, Ohio	44115
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 426-4000.

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 29, 2008, Applied Industrial Technologies, Inc. (“Applied”) completed its previously announced acquisition of substantially all of the assets of the following companies (the “Sellers”): Fluid Power Resource, LLC; Bay Advanced Technologies, LLC; Carolina Fluid Components, LLC; DTS Fluid Power, LLC; FluidTech, LLC; Hughes-HiTech, LLC; Hydro Air, LLC; H.E.B., LLC; and Mach V, Inc.

Applied acquired substantially all of the assets and certain specified liabilities of the Sellers for an aggregate cash purchase price paid at the closing of $166 million, plus the assumed liabilities described in the Asset Purchase Agreement dated as of July 14, 2008.

The final purchase price, reduced by $3 million from the amount previously announced, was funded with existing cash balances of $62 million and financing through an established bank credit facility of $104 million.

The new businesses increase Applied’s capabilities in the following areas: fluid power system integration; manifold design, machining, and assembly; and the integration of hydraulics with electronics for complete machine design. The acquisition adds 19 locations to Applied’s fluid power business group.

ITEM 8.01. OTHER EVENTS.

With the acquisition completed, Applied also increased its fiscal year sales and earnings guidance, as described in the news release issued on August 29, 2008, and attached hereto as Exhibit 99.1. The Exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Financial statements of the businesses acquired will be filed by amendment to this Current Report no later than 71 calendar days following the date that this Report is required to be filed.

(b)	Pro Forma Financial Information.

Pro forma financial information will be filed by amendment to this Current Report no later than 71 calendar days following the date that this Report is required to be filed.

(d)	Exhibits.

99.1	– News release of Applied Industrial Technologies, Inc. dated August 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC. (Registrant)

By: /s/ Fred D. Bauer Fred D. Bauer Vice President-General Counsel & Secretary

Date: September 4, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release of Applied Industrial Technologies, Inc. dated August 29, 2008